SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 11, 2010

TRI-TECH HOLDING INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5D, TOWER A, 2 BUILDING BUSINESS CENTER

JINYUAN SHIDAI, NO. 2 E. ROAD

LANDIANCHANG, HAIDIAN DISTRICT

BEIJING, PEOPLE’S REPUBLIC OF CHINA 100097

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-10) 8887-6366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 11, 2010, the Registrant issued a press release announcing that it had received a contract valued at approximately $3.7 million to construct a residential solid waste sanitary landfill for Xinle City in Hebei province, China. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not Applicable.

(b) Pro forma financial information.

Not Applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

99.1	Press Release of March 11, 2010, entitled: “Tri-Tech Holding Awarded $3.7M for Landfill Construction Project in Xinle City, China.”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-TECH HOLDING INC.

By:	/S/ PHIL FAN
Phil Fan
President

Dated: March 12, 2010

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press Release of March 11, 2010, entitled: “Tri-Tech Holding Awarded $3.7M for Landfill Construction Project in Xinle City, China.”